UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report March 31, 2008
(Date of earliest event reported March 27, 2008)

NEW ORIENTAL ENERGY & CHEMICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33470	20-1917956
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China
(Address of principal executive offices)

Registrant’s telephone number, including area code (86) 27 853 75701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 27, 2008, New Oriental Energy & Chemical Corp. (the “Company”) held its annual meeting of shareholders (the “Meeting”). A copy of the minutes taken at the Meeting is attached hereto as Exhibit 99.1. On March 28, 2008, the Company is issued a press release regarding the Company’s announcements at the Meeting. A copy of the press release is attached hereto as Exhibit 99.2.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Minutes of the Annual Meeting of Stockholders of New Oriental Energy & Chemical Corp. held on March 27, 2008.

99.2	Press Release of New Oriental Energy & Chemical Corp, dated March 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2008

NEW ORIENTAL ENERGY & CHEMICAL CORP.

	By:	/s/ Ben Wang
Name: Ben Wang
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Minutes of the Annual Meeting of Stockholders of New Oriental Energy & Chemical Corp. held on March 27, 2008.

99.2	Press Release of New Oriental Energy & Chemical Corp, dated March 28, 2008.